Exhibit 10.01


                             RESTRICTED USE LICENSE



Date:  4/10/2000                                            Contract Number: 003


This Agreement is made by and between Horn Interactive ("Horn"), an Ohio corporation with its principal place of business at 123 E 4th Street, Cincinnati, Ohio 45202 and OneDentist.com (the "Customer"), a corporation, with offices at 5300 McKitrick Boulevard, Columbus, Ohio 43235, for a License to use the "Horn Interactive Products" described below and for related services under the Terms and Conditions set forth in this Agreement.

As further described by this Agreement, the Horn Interactive Product(s) such product(s) are as follows:



HORN                       LICENSE         PUBLISHING          PAYMENT
INTERACTIVE                FEES            FEES                TERMS
PRODUCT

Web Server and Client      $1.00            N/A              Upon execution
Server Software                                              of Agreement

License Use Restriction:
and the license fees for

A perpetual and royalty-free license for the sole use of operating and maintaining of the OneDentist web site and related services for the use by OneDentist.com customers and users.

Approved Environment:

Windows 95 and Internet

The following Addenda also are included in and covered by this Agreement:

None
----

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1.Definitions
  -----------

          1.1 "Horn Interactive Products" are the computer software program products proprietary to Horn Interactive which are described and listed on page 1 and include the object code (but not the source code) of such software programs and their related user or reference manual, if any, published by Horn Interactive. Horn Interactive Products include, but are not limited to, Server Applications and Client Applications, as defined below.

          1.2 "Server Application" means a Horn Interactive Product that enables a user to build and/or maintain web-based information.

          1.3 "Client Application" means a Horn Interactive Product that allows a web-based information product created by a Server Application to be displayed on an end-user's workstation

          1.4 "License Use Restriction" means the restriction on the scope of the license for Horn Interactive Products granted Customer hereunder as set forth on page 1. The License Use Restriction may also specify an "Intended Use". If no License Use Restriction is specified, the scope of the license for Horn Interactive Products granted Customer hereunder shall be for Customer's internal use only, and no external distribution of Client Applications shall be permitted. If no Intended Use is specified, the Intended Use of Horn Interactive Products hereunder shall be the use of such products only in connection with web-based information applications written by Horn Interactive for Customer.

          1.5 "Approved Environment" means the computer and peripheral equipment configuration, and operating system specified, for Horn Interactive Products on page 1. If no Approved Environment is specified on page 1, the term means the computer and peripheral equipment configuration and/or the operating system set forth in the user or reference manual published by Horn Interactive for a Horn Interactive Product, or, if none, that set forth in specifications published by Horn Interactive.

2. Term
-------

          This Agreement shall become effective on the date it is first signed by both parties (the "Effective Date") and shall continue thereafter unless or until terminated as provided for in Paragraph 8 hereof.

3. License
----------

          3.1 Commencing on the last to occur of the Effective Date or the date on which Horn Interactive delivers the Horn Interactive Products to Customer Horn Interactive grants to Customer an exclusive license (the "License") during the term of this Agreement to use the Horn Interactive Products solely for the Intended Use, subject to the License Use Restriction and to the further restrictions set forth in this Agreement for particular Horn Interactive Products.



          3.2 Reproduction: Permissive Use
              ----------------------------

          3.2.1 Customer may not copy or reproduce Server Applications or any non-Client Application Horn Interactive Products except to make one copy of any such products for backup or archive purposes only. Only one copy of any such programs may be in use at any one time, and only by one user.

          3.2.2 Customer may reproduce Client Applications as reasonably necessary for the Intended Use under the License.

          3.2.3 When Customer copies or reproduces all or any part of any Horn Interactive Product, all titles, trademarks, copyright notices, legends, and other proprietary markings must also be reproduced. All of the terms and conditions of this Agreement shall apply to all such copies and reproductions.
3.3 Customer may not alter, disassemble, decompose or reverse engineer any Horn Interactive Product in whole or in part, nor may Customer adapt a Horn Interactive Product for use on non-compatible hardware.

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          3.3 Customer may not alter, disassemble, decompose or reverse engineer any Horn Interactive Product in whole or in part, nor may Customer adapt a Horn Interactive Product for use on non-compatable hardware.

          3.4 External Distribution of Client Applications.
              ---------------------------------------------
          If and only if the License Use Restriction specifies that Customer may distribute Client Applications to Customer's customers and licensees, then the following provisions shall apply:

          3.4.1 External distribution of Client Applications shall be made only in connection with the Intended Use.

          3.4.2 All external distribution of Client Applications shall be effected only by means of a license agreement between Customer and its customer, which license agreement shall restrict use of Client Applications only to the Intended Use and shall provide protection of Horn Interactive's proprietary rights at least as stringent as those set forth herein.

          3.5 Except as provided in this paragraph 3, no right to copy, modify, use, distribute, or sublicense any Horn Interactive Product is granted to Customer.

4. Confidentiality  and Protection of Proprietary  Rights
   ------------------------------------------------------

          4.1 Horn Interactive and Customer agree that the Horn Interactive Products and all information relating to the Horn Interactive Products are the confidential and proprietary information of Horn Interactive ("Proprietary Information"), and are trade secrets of Horn Interactive. Customer agrees to keep all aspects of the Proprietary Information completely confidential.

          4.2 Customer shall protect and preserve all of Horn Interactive's proprietary rights and shall not make any Proprietary Information available to any person for any purpose other than (a) Customer's employees for the limited purposes required by their employment; and (b) parties with which Customer has entered into contractual arrangements pursuant to paragraph 3.4 above, all subject to the terms of this Agreement.

          4.3 The terms of this Paragraph 4 shall survive the termination of this Agreement, however occurring.

5. Title
   -----

          Title to, ownership of, and all proprietary rights in and to all Horn Interactive Products are reserved to and will at all times remain with Horn Interactive and/or its licensors. All copies of Horn Interactive Products are the sole property of Horn Interactive and Horn Interactive shall hold and retain title thereto. Customer shall have only those limited license rights in the Horn Interactive Products which are expressly granted in this Agreement.

6. Limitations of Warranty and Liability
   -------------------------------------

          6.1 Horn Interactive warrants that it has full power and authority to grant Customer the rights herein granted.

          6.2 HORN INTERACTIVE MAKES NO OTHER WARRANTY TO EITHER CUSTOMER OR ITS LICENSEES (IF PERMITTED HEREIN), EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

          6.3 Customer shall promptly notify Horn Interactive of any claims made against any of its Customers, or Horn Interactive or Horn Interactive's licensors by any party with which Customer has entered into a contractual arrangement pursuant to paragraph 3.4 hereof, and shall cooperate fully with Horn Interactive and/or its licensors in the defense or handling of any claims against Horn Interactive. Customer agrees to indemnify Horn Interactive and/or its licensors against any claims which are brought against Horn Interactive and/or its licensors arising from actions or inactions of Customer in entering into contractual arrangements pursuant to paragraph 3.4, including attorneys' fees and other costs of defending such claims, unless such claims relate to actions or errors of Horn Interactive and/or its licensors encompassed by the warranty of Horn Interactive set forth in paragraph 6.1 hereof.

          6.4 IN NO EVENT WILL HORN INTERACTIVE AND/OR ITS LICENSORS, INCLUDING, AS APPLICABLE, ASYMETRIX CORPORATION, BE LIABLE FOR ANY OF CUSTOMER'S INDIRECT, SPECIAL, INCI DENTAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES (OF CUSTOMER OR ANYONE CLAIMING BY OR THROUGH CUSTOMER), EVEN IF HORN INTERACTIVE AND/OR
ITS LICENSORS HAD BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND REGARDLESS OF WHETHER ANY CLAIM FOR SUCH RECOVERY IS BASED UPON THEORIES OF CONTRACT, NEGLIGENCE, OR TORT (INCLUDING STRICT LIABILITY). CUSTOMER HEREBY WAIVES, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, ANY AND ALL CLAIMS FOR INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

          6.5 Horn Interactive's aggregate liability for damages to Customer for any cause whatsoever, and regardless of the form of action including contract, tort, fraud, computer malpractice, products liability, strict liability and/or otherwise shall be limited to the greater of $10,000 or the amounts Customer has paid Horn Interactive under this Agreement.

7.  Payment
    -------

          7.1 Customer agrees to pay to Horn Interactive the amount set forth on page 1 of this Agreement, due and payable as set forth on page 1.

          7.2 The fees payable hereunder do not include any applicable taxes imposed on the license by Horn Interactive to Customer of Horn Interactive Products. The amount of such taxes, exclusive of Horn Interactive's property taxes and taxes based upon Horn Interactive's net income, shall be paid by Customer.

8.  Termination
    -----------

          8.1 Either party may terminate this Agreement by written notice to the other party in the event such other party neglects or fails to perlorm or observe any material term or obligation and fails to remedy such neglect or failure for a period of thirty (30) days after written notice thereof by the non-defaulting party.

          8.2 Horn Interactive may terminate this Agreement immediately by notice to Customer in the event (i) CustomerS fails to cure a default in any payment obligation hereunder within five (5) days after Horn Interactive's notice to Customer thereof, or (ii) any Custom Services Agreement between Horn Interactive and Customer which relates to the Horn Interactive Products is terminated prior to payment in full by Customer to Horn Interactive of all amounts due thereunder.

          8.3 So long as Customer has paid Horn Interactive all amounts due Horn Interactive hereunder, Customer may terminate this Agreement at any time upon thirty (30) days written notice to Horn Interactive.

          8.4 Upon termination of this Agreement, for any reason, Customer shall immediately deliver to Horn Interactive or destroy the originals and all copies (whether or partial or whole, and regardless of form) of the Horn Interactive Products, except for those copies of Client Applications which Customer has licensed to its customers, if permitted under Paragraph 3.4 hereof. If Customer destroys these materials, Customer agrees to certify in writing to Horn Interactive within thirty (30) days after termination of the License that the materials have been destroyed. Customer may not use the Horn Interactive Products after this Agreement has terminated.

9.  Miscellaneous
    -------------

          9.1 Customer may not assign, delegate or otherwise transfer its rights or obligations under this Agreement except with the written consent of Horn Interactive, which consent may be withheld for any reason or no reason. Any prohibited assignment will be void.

          9.2 All notices, requests or other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been given when received at, or when sent by registered or certified mail, postage prepaid, return receipt requested, to the addresses of each party first set forth above. Either party may, by notice to the other, given in accordance with this paragraph, change its address for notices.

          9.3 This Agreement is made subject to any restrictions concerning the export of Horn Interactive Products from the United States which may be imposed upon or related to Customer or the Horn Interactive Products from time to time by the government of the United States of America. Customer agrees that it will not export from the United States, directly or indirectly, any Horn Interactive Product, or technical information therefrom, acquired from Horn Interactive under this Agreement without first obtaining the written consent to do so from Horn Interactive.

9.4 Government Control Provision.
    ----------------------------

          9.4.1 This paragraph is applicable only if the License Use Restriction specifies that Customer may distribute Client Applications to Customer's customers and Customer proposes to supply Client Applications to the U.S. Government under a prime contract or to a contractor operating under a U.S. Government contract.

          9.4.2 Customer shall take such actions and steps as are necessary or required under the Federal Acquisition Regulations ("FAR") or the Department of Defense Federal Acquisition Regulations Supplement FAR ("DFARS"), as in force presently or as amended hereafter, to preserve to Horn Interactive all rights in and to the Client Applications other than those expressly granted in this Agreement, including, but not limited to, incorporating applicable clauses and provisions in any contract with the U.S. Government.

          9.4.3 All copies of Client Applications provided under this clause shall include the following notice (or such successor notices provided by Horn Interactive or as may be required from time to time by government regulations to preserve similar rights) affixed on a label permanently attached to the media containing the Client Application code:

     U.S. GOVERNMENT RESTRICTED RIGHTS
          LEGEND

          Use, duplication, or disclosure by the Government is subject to restrictions as set forth in Subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013

           (Customer will insert here Customer's name and address]

          9.5 This Agreement is the entire agreement between the parties hereto in respect of the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, between the parties hereto with respect to the subject matter hereof. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

          9.6 No action, regardless of form, arising out of or in connection with this Agreement may be brought by either party more than two years after the cause of action has accrued.

          9.7 Any terms of this Agreement may be amended, modified or waived only with the prior written consent of the party against whom enforcement of such amendment, modification or waiver is sought. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio. The headings herein are for convenience only and shall not be deemed to limit or otherwise affect the constructions hereof. If any provision of this Agreement shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all other provisions of this Agreement shall not in any way be affected or impaired.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed to be effective as set forth above.


HORN INTERACTIVE, INC.


By  /s/
  -----------------------------

Title
     --------------------------
Date 2-1-00
     --------------------------




CUSTOMER OneDentist.Com, Inc.
        -----------------------
By  /s/  Graydon D. Webb
  -----------------------------
         Graydon D. Webb

Title    President
     --------------------------
Date     2-15-00
     --------------------------